Exhibit 99.2

2004 Debt & Equity Conference Financial Foundations Gary Perlin November 4, 2004

Please note that the following materials containing information regarding Capital One's financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise. Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non- historical matters; or project revenues, income, returns, earnings per share or other financial measures. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services or expansion internationally; the company's ability to execute on its strategic and operational plans;any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; any significant disruption in our operations or technology platform; our ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the "SEC") , including, but not limited to, factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2003, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation's public filings with the SEC. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company's most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company's website at www.capitalone.com in Investor Relations under "About Capital One." Forward looking statements

Our history of results and strong financial position are the foundation for Capital One's next decade Sustained Earnings Power Strong Balance Sheet

Capital One has delivered consistently strong returns * Compound Annual Growth Rate EPS Growth ROE Managed ROA 1995 33% 23% 1.20% 1996 20% 23% 1.18% 1997 21% 23% 1.22% 1998 42% 25% 1.51% 1999 30% 26% 1.69% 2000 30% 28% 1.78% 2001 30% 23% 1.54% 2002 35% 22% 1.47% 2003 23% 21% 1.52% 2004(E) 26-32% ~21% ~1.7% Average 29%* 24% 1.46%

Capital One's consistently strong returns compare favorably to the broader market Source: Factset (Reuters) Last 10 Years Last 5 Years Last 3 Years Last 1 Year* Capital One S&P Financials S&P 500 Capital One S&P Financials S&P 500 29% 30% 29% 23% 12% 9% 14% 17% 10% 8% 11% 17% 24% 24% 22% 21% 16% 15% 14% 16% 15% 14% 13% 15% EPS Growth Average ROE *2003

Our business strategy delivers consistent annual returns that can exhibit quarterly variability ROA Trailing 4 quarters Q1 99 0.01590191 Q2 99 0.016816688 Q3 99 0.017689818 Q4 99 0.017235858 Q1 00 0.018165784 Q2 00 0.018321 Q3 00 0.018082342 Q4 00 0.016974267 Q1 01 0.0163 0.0174 Q2 01 0.016 0.0169 Q3 01 0.0153 0.0162 Q4 01 0.0145 0.0155 Q1 02 0.0139 0.0149 Q2 02 0.0142 0.0145 Q3 02 0.0161 0.0147 Q4 02 0.0143 0.0146 Q1 03 0.0177 0.0156 Q2 03 0.0159 0.016 Q3 03 0.0145 0.0156 Q4 03 0.013 0.0153 Q1 04 0.0211 0.0162 Q2 04 0.0184 0.0168 Q3 04 0.0217 0.0186 Q4 04(E) 0.0085 Quarterly Managed ROA Seasonality of growth and credit metrics Marketing opportunities Q404 (E) Managed ROA is between 0.70% and 1.00% Drivers of Quarterly Variability Trailing 4 quarters Managed ROA

Allowance (Release)/Build Significantly higher than Q304 Change in Quarterly Marketing These drivers of quarterly variability will be evident in Q4 2004 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 (E) Marketing 31 29 45 -26 -35 -1 64 Significant Build Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 (E) Allowance -85 -45 -20 25 -100 -70 -30

Capital One's quarterly EPS variability compares favorably to the S&P 500 Financials and the S&P 500 COF 0.33 S&P Financials 0.38 S&P 500 0.67 Source: Factset, EPS numbers as reported 1 Defined as standard deviation of EPS over the period as a percentage of the absolute value of the EPS mean over the period Note: 2004 data as of 6/30/2004 Standard Deviation of EPS as a Percent of Mean(2001-2004)

Rev Mgn Provision Ops Cost Mktg Tax 1994 0.096 0.0812 0.0379 0.0225 0.0146 1995 0.0856 0.0657 0.0326 0.0187 0.012 1996 0.1118 0.0729 0.0345 0.0188 0.0118 1997 0.135 0.0764 0.0343 0.0197 0.0122 1998 0.1546 0.1051 0.049 0.0244 0.0151 1999 0.1834 0.1419 0.0611 0.0269 0.0169 2000 0.1945 0.1483 0.0631 0.0287 0.0178 2001 0.1692 0.1223 0.0509 0.0249 0.0154 2002 0.1579 0.0983 0.0411 0.0237 0.0147 2003 0.1368 0.0893 0.0394 0.0244 0.0152 Q1 2004 0.1262 0.0905 0.0451 0.0331 0.0211 2004E 0.1227 0.0809 0.036 0.0223 0.0142 Our bottom line focus has delivered consistent annual returns as our strategy has evolved As a Percent of Average Managed Assets Provision Operations Cost Marketing Taxes ROA Revenue ROA: 1.46% 1.20% 1.18% 1.22% 1.51% 1.69% 1.78% 1.54% 1.47% 1.52% Note: Revenue and provision prior to Q197 do not reflect recoveries reclass

Our declining revenue margin has been more than offset by declining costs As a Percentage of Average Managed Assets 1 Through September 30, 2004 * Also includes 0.02% cumulative effect of accounting change in 2003 related to FIN 46 2004 (E) 1.70%

Sustained earnings power is a function of discipline applied across the businesses Focus on long-term economics Measured approach to market entry/exit Credit at the core Grounded assumptions Hedged interest rate risk Expense recognition Revenue recognition Securitization gain on sale Decision-Making Risk Management Accounting Well-capitalized Fortified funding Strong liquidity Balance Sheet Management Discipline across the businesses

We start our second decade with a solid balance sheet Well Capitalized 9.57% capital to managed assets ratio as of Q304 Capital generative portfolio Fortified Funding Diversified and stockpiled AAA capacity of $12.8B as of Q304 Strong Liquidity $21.5B as of Q304 Supports refinancing and growth

Managed Liabilities and Capital 1998 1999 2000 2001 2002 2003 Q1 2004 Q2 2004 Q3 2004 Off Balance Sheet Securitizations 0.54 0.43 0.43 0.46 0.46 0.45 0.44 0.43 0.4337 Auto Securitizations 0 0.06 0.05 0.06 0.07 0.08 0.07 0.08 0.0767 Senior Notes 0.18 0.18 0.12 0.1 0.08 0.08 0.08 0.09 0.076 Deposits 0.1 0.16 0.25 0.24 0.25 0.27 0.27 0.27 0.2766 Other Liabilities 0.12 0.11 0.09 0.08 0.07 0.05 0.06 0.05 0.04 Capital 0.06 0.06 0.06 0.06 0.07 0.07 0.08 0.08 0.0865 Off-Balance Sheet Securitizations Auto Securitizations Senior Notes Deposits Other Liabilities* Capital * Includes repos, Fed Funds, trust preferred securities, various payables and other liabilities Capital and diverse funding position us for future growth

Deposit balances have grown consistently over time $ B 1) Ranking is based on domestic deposits as of Q1 04. 1998 1999 2000 2001 2002 2003 Q104 Q304 Deposits 2 3.784 8.379 12.839 17.326 22.416 22.9 25.4 Unsecured 3.739 4.181 4.051 5.335 5.566 Other 1.742 2.78 2.926 3.996 6.365 Securitization 11.238 10.323 14.411 24.343 31.893 Other Liab 0.667 1.076 1.571 2.691 3.503 Equity 1.27 1.516 1.963 3.323 4.623 31st largest deposit institution1 87% have original maturity greater than 2 years Expanding products and channels

We continue to increase the breadth and scope of our funding programs Products Investors US Card Master Trust De-linked Cross currency Asset backed commercial paper (Trust Liquidity Notes) Auto Trusts Prime Non-Prime UK Card Master Trust (cross currency) Unsecured products Parent level notes Senior and subordinated notes Increased investor outreach New products New currencies New geographies 1/3 of ABS investors in 2004 are new to our funding programs

Investor demand for our expanding US Card ABS programs remains strong Date 10/29/2004 10/22/2004 10/15/2004 10/8/2004 10/1/2004 9/24/2004 9/17/2004 9/10/2004 9/3/2004 8/27/2004 8/20/2004 8/13/2004 8/6/2004 7/30/2004 7/23/2004 7/16/2004 7/9/2004 7/2/2004 6/25/2004 6/18/2004 6/11/2004 6/4/2004 5/28/2004 5/21/2004 5/14/2004 5/7/2004 4/30/2004 4/23/2004 4/16/2004 4/9/2004 4/2/2004 3/26/2004 3/19/2004 3/12/2004 3/5/2004 2/27/2004 2/20/2004 2/13/2004 2/6/2004 1/30/2004 1/23/2004 1/16/2004 1/9/2004 1/2/2004 12/26/2003 12/19/2003 12/12/2003 12/5/2003 11/28/2003 11/21/2003 11/14/2003 11/7/2003 10/31/2003 10/24/2003 10/17/2003 10/10/2003 10/3/2003 COF AAA and BBB Spreads Vs. Index1 Source: CSFB 1 Index is Top Tier financial companies; spreads reflect 5-year maturities Capital One BBB Date BBB Index BBB Index AAA COF AAA 10/10/2003 95 170 11 20 10/17/2003 90 160 11 19 10/24/2003 90 135 11 18 10/31/2003 90 125 11 17 11/7/2003 80 123 11 17 11/14/2003 80 120 11 18 11/21/2003 75 120 9 18 11/28/2003 75 118 9 18 12/5/2003 75 118 9 18 12/12/2003 75 115 9 18 12/19/2003 75 114 9 16 12/26/2003 75 114 9 16 1/2/2004 75 114 9 16 1/9/2004 70 105 8 15 1/16/2004 70 98 8 14 1/23/2004 70 97 7 12 1/30/2004 70 86 7 10 2/6/2004 70 82 7 10 2/13/2004 65 82 7 10 2/20/2004 55 76 7 8 2/27/2004 55 75 7 8 3/5/2004 65 73 6.5 8 3/12/2004 65 74 6.5 10 3/19/2004 65 74 8 9 3/26/2004 65 75 8 9 4/2/2004 65 75 8 9 4/9/2004 65 75 8 10 4/16/2004 55 76 8 10 4/23/2004 55 77 8 10 4/30/2004 55 78 8 10 5/7/2004 55 81 8 10 5/14/2004 55 81 8 10 5/21/2004 55 84 8 10 5/28/2004 55 83 8 10 6/4/2004 55 83 8 10 6/11/2004 55 82 8 11 6/18/2004 55 82 8 11 6/25/2004 55 82 8 11 7/2/2004 58 82 9 11 7/9/2004 58 83 9 11 7/16/2004 58 85 9 11 7/23/2004 58 84 9 11 7/30/2004 58 84 8.5 11 8/6/2004 58 77 9 11 8/13/2004 58 77 9 11 8/20/2004 58 65 9 10 8/27/2004 58 65 8 10 9/3/2004 58 65 8 10 9/10/2004 58 62 8 10 9/17/2004 58 62 8 10 9/24/2004 58 62 8 10 10/1/2004 58 62 8 10 10/8/2004 58 61 8 10 10/15/2004 58 61 8 10 10/22/2004 58 59 8 9 10/29/2004 58 59 8 9 10/29/2004 58 59 7 8 BBB Index Capital One AAA AAA Index

2000 2001 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Credit Lines 2.01553 1.46685 1.51449 1.528 1.3 1.34969 1.37785 1.45448 0.75 0.75 Cash 0.918778 3.195688 1.302645 1.980282 Securities 4.423677 5.418817 5.408671 5.866628 Cash and Securities 1.933522 3.823129 5.342455 6.258 8.614505 6.711316 7.84691 10.918 10.667 10.962 Unused ABS Conduits 3.429024 3.010347 2.7 4.9 6.328057 6.77 8.801 9.209 9.763 AAA Capacity 0.4 5.795 11.1 12.8 Maturities NTM * 2005 2006 2007 2008 2009 Unsecured (9-30) 0.789517 0.789517 1.249032 0.3 1.5 0.5 Card ABS (9-30) 4.55 4.75 6.88 6.07 7.21 3.21 Unsecured (6-30) 1.553 0.8165 1.249032 0.3 1.5 0.5 Card ABS (6-30) 3.7 4.75 6.825 5.973 7.21 2.4 $B $B Available Liquidity Term Debt Maturities Untapped Conduit Capacity Cash and Securities Unsecured Credit Facilities Card Securitization Unsecured Debt *Next Twelve Months, Oct 1, 2004 through September 30, 2005 We have continued to build strong levels of liquidity Mgd Loans Liquidity $67.3B 30% $75.5B 46% $21.5 Untapped Conduit Capacity Cash and Securities Unsecured Credit Facilities $14.4 $20.2 $34.4 AAA Capacity AAA Capacity

Sustained Earnings Power Strong Balance Sheet Winning business strategy Discipline applied consistently across the businesses Strong and consistent returns Diversified and fortified funding Robust capital and liquidity Our history of results and strong financial position are the foundation for Capital One's next decade

Gary Perlin November 4, 2004 2004 Debt & Equity Conference Financial Foundations